U.S. SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549



                         FORM 8 - K



      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):  November 14, 1997



                   BSD MEDICAL CORPORATION


               Commission file number 0-10783


           DELAWARE                            75-1590407
   (State of Incorporation)        (IRS Employer Identification Number)



     2188 West 2200 South
     Salt Lake City, Utah                         84119
(Address of principal executive offices)        (Zip Code)



Registrant's  telephone number, including area  code: (801) 972-5555

                 CURRENT EVENTS ON FORM 8-K


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On November 18, 1997, BSD Medical Corporation issued the attached press release.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

  No exhibits are being filed with this Form 8-K.

BSD MEDICAL CORPORATION             Telephone: (801) 972-5555
2188 West 2200 South                Facsimile: (801) 972-5930
Salt Lake City, Utah  84119-1326         Email: bsdmc@aol.com
Contact: Dixie Toolson Sells                      NASD:  BSDM
-------------------------------------------------------------
For Immediate Release

  BSD Medical and Oracle Strategic Partners Form TherMatrx
  --------------------------------------------------------

   SALT LAKE CITY, Utah, November 18, 1997 -- On November 14, 1997, BSD signed an agreement with Oracle Strategic Partners
(OSP) to form TherMatrx, Inc., a jointly-owned company which will initially focus on minimally invasive treatments of urological diseases, specifically Benign Prostatic Hyperplasia
(BPH). The BPH market is currently estimated to be over $3 billion annually in the U.S. alone. Oracle Strategic Partners is a private investment firm specializing in public securities investing and merchant banking in the health care, bioscience and related industries.

  TherMatrx will be capitalized by the contribution of certain assets of BSD which have applicability in the urology market and a $6 million investment by OSP. OSP's investment is milestone-based with an initial $3 million investment on closing and $3 million contingent on the achievement of certain milestone parameters. Assuming completion of the milestone funding, BSD will retain a 30% interest on a fully diluted basis. As part of the agreement, BSD plans to provide certain manufacturing and consulting services, for which TherMatrx will compensate the Company. TherMatrx' corporate offices will be located in Chicago, Illinois. The President and CEO will be Charles Manker. Dr. Gerhard Sennewald has been appointed by BSD's Board to serve as BSD's representative on the Board of Directors of TherMatrx.

   This transaction is consistent with the strategy of the BSD Board of Directors to enhance shareholder value. BSD will continue to focus its resources on the cancer treatment market, including a concentration on the areas of deep regional hyperthermia and the treatment of prostatic carcinoma.

   BSD pioneered the commercial field of heat therapy for the treatment of disease in 1978 and the non-surgical treatment of benign diseases of the prostate using microwave energy in 1986. BSD Medical Corporation is the leading developer and manufacturer of hyperthermia systems for cancer therapy. BSD's stock is traded on the NASD Bulletin Board under the symbol BSDM. The statements in this news release may contain forward looking information that involves risk and uncertainties  and  thus  may  not  be  indicative  of  actual results.
                           ######

SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              BSD MEDICAL CORPORATION


Date:  November 18, 1997         By:     /s/  Paul F. Turner
                                -----------------------------
                                Paul F. Turner
                                Chairman of the Board, Acting
                                President,  and  Senior  Vice
                                President of Research